Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions
Related Party Transactions

10.Related Party Transactions

Based on the amended and restated advertising agency agreements with CRIC, agency fees earned from COHT for 2013, 2012 and 2011, calculated at 15% of COHT’s revenue generated from the sales of advertising on SINA’s non-real estate channels, were $6.0 million, $5.1 million and $3.5 million, respectively. As of December 31, 2013 and 2012, receivables due from COHT were $1.7 million and $2.5 million, respectively. In addition, the Company entered into certain license agreements at the time of the transaction with CRIC. The fair value of these license agreements was measured at $187.4 million and was recognized as deferred revenue and amortized on a straight line basis over the contract period of ten years. The amortized deferred revenue from 2011 through 2013 was $18.7 million for each year.

On April 29, 2013, affiliated entities of the Company formed a strategic alliance with affiliated entities of Alibaba to jointly explore social commerce and develop marketing solutions to enable merchants on Alibaba e-commerce platforms to better connect and build relationships with Weibo’s users. Alibaba purchased advertising from the Company and continued to do so subsequently. For 2013, the Company recognized a total of $69.1 million in advertising and marketing services revenue from Alibaba since the strategic alliance.

Revenues from related parties, excluding those from CRIC and Alibaba stated above, represented approximately 1.7% and 1.7% of net total revenues for 2013 and 2012, respectively. Transactions with related parties included in cost and operating expenses represented 0.8% and 2.0% of total cost and operating expenses for 2013 and 2012, respectively. The Company believes that the terms of the agreements with the related parties are comparable to the terms in arm’s-length transactions with third-party customers and vendors.

One of the Company’s subsidiaries entered into an agreement with Broadvision Inc. (“Broadvision”) whose Chairman, Chief Executive Officer and President Pehong Chen is a director of SINA. Under this agreement, Broadvision provides HR information management hosting service, including software subscription, system upgrade and technical support. For 2013, 2012 and 2011, services fee to Broadvision are approximately $169,000, $146,000 and $126,000, respectively. There was no payable outstanding as of December 31, 2013 and 2012.